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                                                                       EXHIBIT 6

                             JOINT FILING AGREEMENT

         The undersigned, and each of them, do hereby agree and consent to the filing of a single statement on behalf of all of them on Schedule 13D and amendments thereto, in accordance with the provisions of Rule 13d-1(f)(1) of the Securities Exchange Act of 1934, as amended.

Dated:   October 13, 1997

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
                                                            THE SHANSBY GROUP
                                                            By: TSG Partners, its general partner

                                                            By:  /s/  Charles H. Esserman, general partner
                                                                ----------------------------------------------------------


                                                            TSG INTERNATIONAL

                                                            By: TSG Partners, its general partner

                                                            By:  /s/  Charles H. Esserman, general partner
                                                               -----------------------------------------------------------


                                                            TSG PARTNERS

                                                            By:  /s/  Charles H. Esserman, general partner
                                                               -----------------------------------------------------------


                                                            TSG2 L.P.

                                                            By: TSG2 Management, L.L.C., its general partner

                                                            By:  /s/  Charles H. Esserman, managing member
                                                               -----------------------------------------------------------


                                                            TSG2 Management, L.L.C.

                                                            By:  /s/  Charles H. Esserman, managing member
                                                               -----------------------------------------------------------


                                                            Shansby Partners, L.L.C.

                                                            By:  /s/  Charles H. Esserman, managing member
                                                               -----------------------------------------------------------


                                                            /s/ J. Gary Shansby
                                                            --------------------------------------------------------------


                                                            /s/ Charles H. Esserman
                                                            --------------------------------------------------------------

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